Exhibit 99.1

NEWS RELEASE
TSX: LAC • NYSE: LAC www.lithiumamericas.com

Lithium Americas Further Strengthens Balance Sheet with $175 Million

Financing as Thacker Pass Approaches Peak Construction

(All amounts in US$)

August 6, 2026 – Vancouver, Canada: Lithium Americas Corp. (TSX: LAC) (NYSE: LAC) (“Lithium Americas” or the “Company”) today announced it has entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP (“Yorkville”), for up to $175 million in aggregate principal amount of subordinated convertible debentures (the “Debentures”). Proceeds will further strengthen the Company’s liquidity position as it continues its development of Thacker Pass (“Thacker Pass” or the “Project”), which is designed to produce 40,000 tonnes per year of battery-grade lithium carbonate. The financing complements the Project’s $2.23 billion U.S. Department of Energy (“DOE”) loan (“DOE Loan”) and strategic investments from General Motors Holdings LLC (“GM”) and funds managed by Orion Resource Partners (“Orion”).

Jonathan Evans, President and Chief Executive Officer of Lithium Americas, said, “Thacker Pass is progressing well toward our late 2027 mechanical completion target, with over 1,600 personnel on site and long-lead equipment and materials arriving daily. The Debentures announced today will provide the Company with additional financial flexibility as we advance through peak construction while navigating global macroeconomic and geopolitical pressures. We believe Thacker Pass is uniquely positioned to deliver a reliable, U.S.-sourced supply of lithium at a time when domestic supply chain security is more critical than ever, and this financing underscores our commitment to supporting American energy independence.”

The Company has agreed to issue $150 million in Debentures upon filing its quarterly report on Form 10-Q for the period ended June 30, 2026. The Company retains the right to issue up to an additional $25 million in Debentures in one or more subsequent closings at its discretion, subject to conditions as further described in the Purchase Agreement. The Company has separately agreed to suspend sales under its at-the-market equity program for 30 days following the initial closing.

Proceeds from the financing will be used for general corporate purposes, which may include funding of corporate and project overhead expenses, financing of capital expenditures, repayment of indebtedness and additions to working capital.

The Company is relying upon the exemption set forth in Section 602.1 of the Toronto Stock Exchange (“TSX”) Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange.

ADVISORS

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to Lithium Americas, and Vinson & Elkins LLP and Cassels Brock & Blackwell LLP are acting as legal counsel to Lithium Americas.

ABOUT LITHIUM AMERICAS

Lithium Americas is building Thacker Pass located in Humboldt County in northern Nevada. Phase 1 is designed for nominal production capacity of 40,000 tonnes per year of battery-quality lithium carbonate, and mechanical completion is targeted for late 2027. Thacker Pass hosts the largest known measured lithium resource (Measured and Indicated) in the world and is owned by a joint venture between Lithium Americas (holding a 62% interest) and GM (holding a 38% interest) (the “JV”). Project financing for Phase 1 includes a $2.23 billion DOE Loan and strategic investments from GM and Orion. The U.S. DOE holds a warrant to purchase common shares equivalent to a 5% equity stake of the Company as of its issuance date and a warrant to purchase a non-voting, non-transferable equity interest in the JV equivalent to a 5% interest as of its issuance date. Lithium Americas’ shares are listed on the Toronto Stock Exchange and New York Stock Exchange under the symbol LAC. To learn more, visit www.lithiumamericas.com or follow @LithiumAmericas on social media.

FORWARD-LOOKING STATEMENTS

This news release contains “forward-looking information” within the meaning of applicable Canadian securities legislation and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively referred to herein as “forward-looking statements” (“FLS”)). All statements, other than statements of historical fact, are FLS and can be identified by the use of statements that include, but are not limited to, words, such as “anticipate,” “plan,” “continue,” “estimate,” “expect,” “may,” “will,” “project,” “predict,” “proposes,” “potential,” “target,” “implement,” “schedule,” “forecast,” “intend,” “would,” “could,” “might,” “should,” “believe” and similar terminology, or statements that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. FLS in this news release include, but are not limited to: statements relating to the anticipated sources and uses of funds to complete project financing; statements relating to whether investments to date and cash on hand would fund the development and construction of Thacker Pass on schedule or at all; the expected operations, financial results and condition of the Company; the Company’s ability to raise capital; ability to produce high purity battery grade lithium products; the timing, cost, quantity, capacity and product quality of production at Thacker Pass; successful development of Thacker Pass, including successful results from the Company’s testing facility and third-party tests related thereto; anticipated use of any future proceeds and earnings related to Thacker Pass; as well as other statements with respect to management’s beliefs, plans, estimates and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts.

FLS involves known and unknown risks, assumptions and other factors that may cause actual results or performance to differ materially. FLS reflects the Company’s current views about future events, and while considered reasonable by the Company as of the date of this news release, are inherently subject to significant uncertainties and contingencies. Accordingly, there can be no certainty that they will accurately reflect actual results. Assumptions and other factors upon which such FLS is based include, without limitation: the successful closing of this transaction, expectations regarding Phase 2 of Thacker Pass, including financing, and the absence of material adverse events affecting the Company during this time; the ability of the Company to perform conditions and meet expectations regarding the Company’s financial resources and future prospects; the ability to meet future objectives, priorities and anticipated milestones; a cordial business relationship between the Company and third-party strategic and contractual partners; the risk of general business and economic uncertainties and adverse market conditions; confidence that development, construction and operations at Thacker Pass will proceed as anticipated, including the impact of potential supply chain disturbances including but not limited to product availability, customs delays and potential shipping disruptions, especially with respect to steel, and the availability of equipment, labor and facilities necessary to complete development and construction of Thacker Pass and produce battery grade lithium; unforeseen technological, equipment and engineering problems; changes in general economic and geopolitical conditions, including as a result of regulatory changes by the current U.S. presidential administration, higher interest rates, the rate of inflation, a potential economic recession, ongoing conflict in the Middle East and potential changes in U.S. trade policy, including the imposition of tariffs and the resulting consequences on, among other things, the extractive resource industry, the green energy transition and the electric vehicle market; uncertainties regarding energy development and potential energy independence in the U.S.; uncertainties inherent to the feasibility studies and mineral resource and mineral reserve estimates; the mine processing facilities, based on the results of the testing facility and third-party tests, performing as expected; the ability of the Company to secure sufficient additional financing, advance and develop the Project, and to produce battery grade lithium; the respective benefits and impacts of Thacker Pass when production operations commence; settlement of agreements related to the operation and sale of mineral production as well as contracts in respect of operations and inputs required in the course of production; the Company’s ability to operate in a safe and effective manner, and without material adverse impact from the effects of climate change or severe weather conditions; reliability of technical data; uncertainties relating to receiving and maintaining mining, exploration, environmental and other permits or approvals in Nevada; demand for lithium, including that such demand is supported by growth in the electric vehicle market, lithium-ion battery market and battery energy storage system market; current technological trends; the impact of increasing competition in the lithium business, and the Company’s competitive position in the industry; continuing support of local communities and the Fort McDermitt Paiute and the Shoshone Tribe in relation to Thacker Pass, and continuing constructive engagement with these and other stakeholders, including any expected benefits of such engagement; risks related to cost, funding and regulatory authorizations to develop a workforce housing facility; the stable and supportive legislative, regulatory and community environment in the jurisdictions where the Company operates; impacts of inflation, deflation, currency exchange rates, interest rates and other general economic and stock market conditions; the impact of unknown financial contingencies, including litigation costs, environmental compliance costs and costs associated with the impacts of climate change, on the Company’s operations; increased attention to environmental, social, governance and safety and sustainability-related matters; risks related to the Company’s public statements with respect to such matters that may be subject to heightened scrutiny from public and governmental authorities related to the risk of potential “greenwashing,” (i.e., misleading information or false claims overstating potential sustainability-related benefits); risks that the Company may face regarding potentially conflicting initiatives from certain U.S. state or other governments; estimates of and unpredictable changes to the market prices for lithium products; development and construction costs for Thacker Pass, and costs for any additional exploration work at the Project; estimates of mineral resources and mineral reserves, including whether mineral resources not included in mineral reserves will be further developed into mineral reserves; some of the modifying factors used to convert mineral resources to mineral reserves may change materially, and could materially impact the mineral reserve estimate; reliability of technical data; anticipated timing and results of exploration, development and construction activities, including the impact of ongoing supply chain disruptions and availability of equipment and supplies on such timing; timely responses from governmental agencies responsible for reviewing and considering the Company’s permitting activities at Thacker Pass; availability of technology, including low carbon energy sources and water rights, on acceptable terms to advance Thacker Pass; government regulation of mining operations and mergers and acquisitions activity, and treatment under governmental, regulatory and taxation regimes; ability to realize expected benefits from investments in or partnerships with third parties; accuracy of development budgets and construction estimates; that the Company will meet its future objectives and priorities; the ability to satisfy production and lithium-recovery targets; that the Company will have access to adequate capital to fund its future projects and plans; that such future projects and plans will proceed as anticipated; compliance by joint venture partners, U.S. DOE and Orion with terms of agreements; the lack of any material disputes or disagreements between joint venture partners; the regulation of the mining industry by various governmental agencies; as well as assumptions concerning general economic and industry growth rates, commodity prices, resource estimates, currency exchange and interest rates and competitive conditions. Although the Company believes that the assumptions and expectations reflected in such FLS are reasonable, the Company can give no assurance that these assumptions and expectations will prove to be correct.

Readers are cautioned that the foregoing lists of factors are not exhaustive. There can be no assurance that FLS will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. As such, readers are cautioned not to place undue reliance on this information, and that this information may not be appropriate for any other purpose, including investment purposes. The Company’s actual results could differ materially from those anticipated in any FLS as a result of the risk factors described under Part I, Item 1A, “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission and in the Company’s other continuous disclosure documents available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov. All FLS contained in this news release are expressly qualified by the risk factors set out in the aforementioned documents. Readers are further cautioned to review the full description of risks, uncertainties and management’s assumptions in the aforementioned documents and other disclosure documents available on SEDAR+ and on EDGAR. The Company does not undertake any obligation to update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law.

OTHER DISCLAIMERS

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

INVESTOR CONTACT

Virginia Morgan

Vice President, Investor Relations and ESG

+1-778-726-4070

ir@lithiumamericas.com

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